UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                     ---------------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 15, 2007

                                BEXIL CORPORATION
             (Exact name of registrant as specified in its charter)


       Maryland                    001-12233                     13-3907058
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)


  11 Hanover Square, New York, New York                    10005
(Address of principal executive offices)                 (Zip Code)

                                 1-212-785-0400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|      Written communications pursuant to Rule 425 under the Securities Act


|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 2.02       Results of Operations and Financial Condition

On May 15, 2007 Bexil Corporation (the "Company") issued a press release announcing financial results for the first quarter ended March 31, 2007. A copy of the May 15, 2007 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this report on Form 8-K (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.   Description of Exhibit
               ==========    ==================================================
                  99.1       Press Release Announcing Financial Results for the
                             First Quarter Ended March 31, 2007
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     May 15, 2007                          /s/ Thomas O'Malley
                                                ---------------------
                                                Thomas O'Malley
                                                Chief Financial Officer
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Exhibit 99.1

NEWS RELEASE                                                          AMEX: BXL
FOR IMMEDIATE RELEASE                                           CUSIP 088577101


BEXIL CORPORATION ANNOUNCES FIRST QUARTER 2007 FINANCIAL RESULTS

NEW YORK - Bexil Corporation (AMEX: BXL) today reported its financial results for the first quarter ended March 31, 2007.

Bexil recorded a net loss of $18,333 or $0.02 per share on a diluted basis for the three months ended March 31, 2007 compared to net income of $466,353 or $0.50 per share on a diluted basis in 2006.

Our primary source of income since the sale of our fifty percent interest in York Insurance Services Group, Inc. ("York") in April 2006 has been from interest and dividends earned from U.S. Treasury securities and money market funds. Interest and dividend income increased $306,000 for the three months ended March 31, 2007, compared to 2006. Total expenses increased $8,000 for the three months ended March 31, 2007, compared to 2006. As a result of the York sale revenue earned from York and the recognition of equity in the earnings of York ceased. In the first quarter of 2006, we earned revenue from York and recognized equity in the earnings of York of $3,000 and $1,072,000, respectively.

At March 31, 2007, we had positive working capital of $37,937,663, total assets of $38,377,973, no long term debt, and shareholders equity of $38,011,275. Our book value per share at March 31, 2007 (886,592 shares issued and outstanding) increased to $42.87.

BUSINESS OVERVIEW. Since the sale of the York shares, we have been operating to acquire and/or develop one or more businesses. There are no limits on the types of businesses or fields in which we may devote our assets. We have not agreed to acquire any business as of the date of this press release. We have no plans to dissolve and liquidate the Company. We are currently engaged in the business of evaluating opportunities to develop and acquire long-term acute care hospitals and other enterprises.

Our acquisition parameters for a public company and private business are

        o A proven track record with demonstrated earning power.
        o Sales between $10 million and $50 million.
        o A seasoned business with solid customer relations.
        o Good return (at least 15%) on equity, little or no debt.
        o Solid management must remain. Audited financials required.
        o Particularly interested in a "spin-off" from a larger company.

We generally are not interested in acquiring (but we may develop) start-ups, turnarounds, or high tech. We will sign a confidentiality agreement and will protect broker's sell agreements. If the seller quotes a price, we will respond promptly.

ABOUT BEXIL CORPORATION
Bexil is a holding company. Bexil's quarterly report on Form 10-QSB for the first quarter of 2007 and its Annual Report on Form 10-KSB for the year ended December 31, 2006 may be accessed at www.sec.gov and at www.bexil.com. More information about Bexil may be found at www.bexil.com. Approximately 25% of Bexil's shares are owned by Winmill & Co. Incorporated (OTC: WNMLA), which is engaged through subsidiaries in stock market and gold investing through its investment management of equity and gold mutual funds.

SAFE HARBOR NOTE
Certain of the statements and predictions contained herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words "believes," "intends," "anticipates," "plans," "expects," "will," or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause our actual results, performance or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. More information on potential risks and uncertainties is available in the Company's recent filings with the Securities and Exchange Commission, including its Form 10-KSB, quarterly Form 10-QSB reports and Forms 8-K.

The Company views book value per share, a non-GAAP financial measure, as an important indicator of financial performance. Presented in conjunction with other financial information, the combined presentation can enhance an investor's understanding of the Company's underlying financial condition and results from operations. The definition of book value as presented in this press release is shareholder's equity divided by currently issued and outstanding shares.


Contact:          Thomas O'Malley
                  Chief Financial Officer
                  1-212-785-0400, ext. 267
                  tomalley@bexil.com
                  www.bexil.com

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